Determination of fair values	12 Months Ended
Dec. 31, 2024
Determination of fair values
Determination of fair values

19. Determination of fair values

A number of the Company's accounting policies and disclosures require the determination of fair value, for both financial and non‑financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purposes based on the following models. When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability.

(a) Share-based payment transactions

The fair value of the employee share options is measured using the Black‑Scholes option pricing model. Measurement inputs include share price on measurement date, exercise price of the instrument, expected volatility (based on weighted average historical volatility adjusted for changes expected due to publicly available information), weighted average expected life of the instruments (based on historical experience and general option holder behavior), expected dividends, and the risk‑free interest rate (based on government bonds). Service and non‑market performance conditions attached to the transactions are not taken into account in determining fair value.

(b) Royalty obligation

The royalty obligation is recorded at its fair value at the date at which the liability was incurred and subsequently measured at amortized cost using the effective interest rate method at each reporting date. Estimating fair value for this liability requires determining the most appropriate valuation model, which is dependent on its underlying terms and conditions. This estimate also requires determining expected revenue from AGGRASTAT® sales and an appropriate discount rate and making assumptions about them. As at December 31, 2024, there is no royalty obligation recorded on the Company’s balance sheet, as the royalty obligation concluded on May 1, 2023.